UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2010

Penn Virginia Resource Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16735	23-3087517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Radnor Corporate Center, Suite 500 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 975-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 15, 2010, Penn Virginia Operating Company, LLC (“PVOC”), a wholly-owned subsidiary of Penn Virginia Resource Partners, L.P. (“Partnership”), entered into an Asset Purchase and Sale Agreement (“PSA”) with Begley Properties, LLC (“Begley”) for the purchase of certain mineral rights and oil and gas royalty interests on properties primarily located in Kentucky and Tennessee for $97.25 million, subject to adjustment as provided in the PSA. The transaction is subject to customary closing conditions and is expected to close on or before year-end 2010 or early in the first quarter of 2011.

The transaction will be initially financed through borrowings under the Partnership’s existing $850 million credit facility and the Partnership expects to permanently finance the acquisition with a combination of long-term debt and equity.

In connection with the acquisition, the Partnership’s general partner, Penn Virginia Resource GP, LLC (“Partnership GP”), has agreed to permanently forego $525,000 annually (ratable over each quarterly distribution payment) in distributions with respect to the incentive distribution rights made by the Partnership to the Partnership GP (the “IDR Support”). The IDR Support would only become effective beginning with the payment of the first quarterly distribution following the Partnership’s issuance of equity to finance the Begley acquisition.

The description of the PSA herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the PSA, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 15, 2010, the Partnership issued a press release regarding the Begley transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Partnership.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Asset Purchase and Sale Agreement by and between Penn Virginia Operating Company, LLC and Begley Properties, LLC dated December 15, 2010.

99.1	Penn Virginia Resource Partners, L.P. press release dated December 15, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN VIRGINIA RESOURCE PARTNERS, L.P.

By:	Penn Virginia Resource GP, LLC,
its General Partner

	By:	/s/ Robert B. Wallace
ROBERT B. WALLACE
Executive Vice President and Chief Financial Officer

Dated: December 15, 2010

EXHIBIT INDEX

(d)	Exhibits.

10.1	Asset Purchase and Sale Agreement by and between Penn Virginia Operating Company, LLC and Begley Properties, LLC dated December 15, 2010.

99.1	Penn Virginia Resource Partners, L.P. press release dated December 15, 2010.

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